January 25, 2001

     Securities and Exchange Commission
     Judiciary Plaza
     450 Fifth Street, N.W.
     Washington, D.C.  20549

     Re:  Impac CMB Trust Series 2000-2;
          File No.  333-06637-01.

     Ladies and Gentlemen:

     Enclosed herewith for filing on behalf of the trust (the "Trust") created pursuant to a Trust Agreement dated November 16, 2000 (as amended by the Amended and Restated Trust Agreement dated November 27, 2000, the "Trust Agreement"), among IMH Assets Corp. (the "Company"), Wilmington Trust Company (the "Owner Trustee") and Bankers Trust Company of California, N.A., as certificate registrar and certificate paying agent. The Bonds will be issued pursuant to an Indenture (the "Indenture"), to be dated as of November 27, 2000 (the "Closing Date"), between the Issuer and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee"). Pursuant to the Trust Agreement, the Issuer will issue on class of Trust Certificates, Series 2000-2 (the "Certificates" or the "Trust Certificates"). The Bonds and the Certificates are collectively referred to as the "Securities." Only the Bonds are offered. On the Closing Date, the Company will (I) deposit into the Trust a group of first and second lien, adjustable-rate and fixed-rate mortgage loans (the "Mortgage Pool" and such loans, the "Mortgage Loans") secured by one- to four-family residential properties with terms to maturity of not more than thirty years and (ii) assign to the Trust its rights with respect to the Cap Contracts described in the Prospectus Supplement dated November 21, 2000. The Mortgage Loans will be serviced pursuant to the Servicing Agreement dated as of November 1, 2000 (the "Servicing Agreement") among the Issuer, Impac Funding Corporation (the "Master Servicer") and the Indenture Trustee.

     The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-06637-01). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

     The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of
     Part II of Form 10-Q.

     The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

     Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
     Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
     Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

     The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

     Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 247-6255.


     Sincerely,
     /s/ Judy L. Gomez
     Judy L. Gomez
     Assistant Vice President
     Bankers Trust Company of California, N.A.
     S.E.C. Reporting Agent for Impac CMB Trust Series 2000-2.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                      FORM 8-K


                    Current Report Pursuant To Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  December 26, 2000


                                    IMH ASSETS CORP.
          (as depositor under a Series 2000-2 Indenture, dated as of November 27, 2000 providing for, interalia, the issuance of Collateralized
                         Asset-Backed Bonds, Series 2000-2).


                             IMPAC CMB TRUST SERIES 2000-2
                 (Exact name of Registrant as specified in its Charter)


                                      CALIFORNIA
                    (State or Other Jurisdiction of Incorporation)

               333-06637-01                           33-0705301
          (Commission File Number)        (I.R.S. Employer Identification No.)


          1401 DOVE STREET
          NEWPORT BEACH, CALIFORNIA                    92660
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (949) 475-3600


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of December 26, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of November 1, 2000.


          Date:  January 25, 2001           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of December 26, 2000.






                              IMPAC CMB Trust   2000-2
                              Collateralized Asset-Backed Bonds
                              December 26, 2000 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               4
                                                                       4.  Cred
>it Enhancement Report                                               7
                                                                       5.  Coll
>ateral Report                                                       8
                                                                       6.  Deli
>nquency Report                                                     11
                                                                       7.  REO
>Report                                                             14
                                                                       8.  Prep
>ayment Report                                                      15
                                                                       9.  Prep
>ayment Detail Report                                               18
                                                                      10.  Real
>ized Loss Report                                                   20
                                                                      11.  Real
>ized Loss Detail Report                                            23
                                                                      12.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     24
                                                                           Tota
>l Number of Pages
> 24
                                                            CONTACTS
                                                                            Adm
>inistrator:   Andrea B Davidson
                                                                            Dir
>ect Phone Number:   (714)247-6412
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       IMPAC Mortgage Hold
>ings Inc.                                                Cut-Off Date:
>     October 31, 2000
                              Certificate Insurer:          AMBAC Indemnity Cor
>poration                                                 Closing Date:
>      November 27, 2000
                              Servicer(s):                  Impac Funding Corpo
>ration      Master Servicer                              First Payment Date:
>  December 26, 2000
                                                            Countrywide Funding
> Corporation      Sub-Servicer
                              Underwriter(s):               Countrywide Securit
>ies      Underwriter                                     Distribution Date:
>    December 26, 2000

>                                                         Record Date:
>      November 30, 2000

>                          Page 1 of 24
>          (c) COPYRIGHT 2000 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                IM0002  200012
>        01.31E+083.06E+0826198911 3386369325430.1     839    1932     226
>38       3       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                IM0002  200012
>        11.27E+082.98E+0824491119 3255700291334.2     734    1716     183
>34       2       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                IM0002  200012
>        2 3799602 7771881 1707792130669.134095.98     105     216      43
> 4       1       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0      03.36E+08    2199       0       0       0       0       0       04.97E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0      03.26E+08    1935       0       0       0       0       0       04.79E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 9644438     264       0       0       0       0       0      018141
>761
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      46
>6       0                                                         345.628
>                                                 0       0     0.67833424
                        280261.7 6728390-45948.8166397.2       0      46
>6       0                                                         177.026
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
 4.9E+08    3299    3247280261.7 6728390-45948.8166397.2       0      46
>6      0 28296.6 10599.1159166.7496232174758602746674795339.8854339.527814.637
>920.0410380.1457840.0486380.0100780.010078       0       0    0.678334244

>
>                                                         0     0.68372345
                          255143 6485436-46072.419442.14       0      40
>1       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
4.72E+08    2805    2764  255143 6485436-46072.419442.14       0      40
>1       027953.53 8532.17153296.3470609764511903544209019    346345.6279 14.11
>470.0424590.1510270.0502980.0104390.010439       0       0    0.683723449

>
>                                                         0     0.53477081
                        25118.66242954.3   123.6146955.1       0       6
>5       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
17726609     494     48325118.66242954.3   123.6146955.1       0       6
>5       0  343.07 2066.93 5870.44 2562240 2466992 2465776    177177.026228.575
>99 0.003530.0073560.0048160.0005540.000554       0       0    0.534770813

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
     0.00757592        0.68591016       0       0       0                   0.1
>42
                                                        0                   0.0
>98
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.007575919       0.685910162       0       0       0  Dec-00489.9471 0.099
>83                                                0.0137860.986214
>   0.0137860.153448                0.15344814.637925.241441
     0.00751139        0.69123484       0       0       0
                                         BankruptREO     Group 1 Group 1 Group
>1
>           Group 1                 Group 1         Group 1
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.007511394       0.691234843       0       0       0  Dec-00472.22040.0982
>62                                                0.0134930.986507
>   0.0134930.150424                0.150424 14.11475.328631
     0.00929479         0.5440656       0       0       0
                                         BankruptREO     Group 2 Group 2 Group
>2
>           Group 2                 Group 2         Group 2
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.009294789       0.544065602       0       0       0  Dec-0017.726610.1412
>34                                                0.0215290.978471
>   0.021529 0.22985                 0.2298528.575994.021726
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                 Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       2
>  0
5.2414416848.839       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor       4       3
>  0

>
>                         4       4Credit Enhancement Repor       7       1

>
>                         5       5Collateral Report              8       3
>  0

>
>                         6       6Delinquency Report            11       3
>  0

>
>                         7       7REO Report                    14       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             15       3
>  0

>
>                        10       9Prepayment Detail Report      18       2

>
>                        11      10Realized Loss Report          20       3
>  0

>
>                        12      11Realized Loss Detail Rep      23       1

>
>                        13      12Triggers, Adj. Rate Cert      24       1

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         24
Group 1 Group 1                                         Group 1
>         Group 1                         Group 1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
5.3286316458.806       0       1                       0       0
>        0       0                       0
Group 2 Group 2                                         Group 2
>         Group 2                         Group 2
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
4.021726 390.033       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       2       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               0               0
       0       3       3       1
               2               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               0       1       0
               0               0
               0               0
              24